Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 18 - SUBSEQUENT EVENTS -

The Company has evaluated events through the date hereof, which is the filing date of this Annual Report on Form 20-F, and determined that there have been no subsequent events that occurred that would require adjustments to our disclosures in the consolidated financial statements, other than as disclosed below:

In February 2025, the landlord of the Company’s Isfiya facility initiated eviction and debt recovery proceedings relating to unpaid rent under the lease agreement expiring on February 28, 2026. The landlord claims outstanding amounts of approximately NIS 207 as of February 28, 2025. The Company continues to occupy the premises.

On April 9, 2025, we received a letter (“Letter”) from Nasdaq indicating that we are no longer in compliance with the Minimum Bid Price Requirement. According to the Letter, based upon the closing bid price of our ordinary shares for the 30 consecutive business days from February 25, 2025 to April 8, 2025, we no longer meet this requirement. The Nasdaq Listing Rules provide us with a compliance period of 180 calendar days after receipt of the Letter, or until October 6, 2025 (the “Compliance Period”), to regain compliance with the Minimum Bid Price Requirement. We can regain compliance, if at any time during the Compliance Period, the closing bid price of our ordinary shares is at least $1 for a minimum of ten consecutive business days, in which case we will be provided with a written confirmation of compliance, and this matter will be closed. In the event we do not regain compliance by the end of the Compliance Period, we may then be eligible for an additional 180 calendar days to regain compliance if we meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for Nasdaq, with the exception of the Minimum Bid Price Requirement, and provide written notice of our intention to cure the deficiency during the second compliance period. If it appears to Nasdaq’s staff that we will not be able to cure the deficiency by the end of the Compliance Period, or if we are otherwise not eligible for an additional compliance period, the Nasdaq’s staff will notify us that our ordinary shares will be subject to delisting.

On May 21, 2025, the Company received a delinquency letter (the “Delinquency Letter”) from the Listing Qualifications Department of NASDAQ notifying the Company that it is not in compliance with Nasdaq Listing Rule 5250(c)(1) relating to the Company’s obligation to file periodic financial reports for continued listing, due to the Company’s failure to file its Annual Report on From 20-F for the year ended December 31, 2024 with the SEC. The Delinquency Letter further stated that the Company has 60 calendar days from the date of the Letter, or July 21, 2025, to submit a plan (the “Plan”) to regain compliance with respect to the delinquent Form 20-F. If Nasdaq accepts the Plan, it may grant an exception of up to 180 calendar days from the due date of the Form 20-F, or November 11, 2025, for the Company to regain compliance. If Nasdaq does not accept the Plan, the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel. The Company submitted a plan of compliance to NASDAQ on July 21, 2025.

In July 2025, in connection with the audit of the Company’s December 31, 2024 financial statements, the Company entered into two additional loan agreements with Nobul: the $2.1 million Third Nobul Loan and the $2.2 million Fourth Nobul Loan. These loans are on the same terms as the First Nobul Loan. See Note 1 A (8) General Information and Note 14 – Impairment of Loans Receivable for additional details on the Nobul Loans and related transactions.

On July 17, 2025 David Lontini was appointed the Company’s Interim CEO.